SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information

On July 14, 2008, Great Plains Energy Incorporated (“Great Plains Energy”) completed its acquisition of Aquila, Inc., now known as KCP&L Greater Missouri Operations Company (“GMO”).  Immediately prior to the acquisition, GMO sold its Colorado electric utility assets and its Colorado, Iowa, Kansas and Nebraska gas utility assets (the “Asset Sale Transactions”) to Black Hills Corporation.

Attached hereto as Exhibit 99.1 is the unaudited GMO consolidated balance sheet as of June 30, 2008, and the related unaudited GMO consolidated statements of income, comprehensive income, and cash flows for the six-month periods ended June 30, 2008 and 2007 (collectively, the “GMO Financial Statements”).  As the Asset Sale Transactions were completed immediately before Great Plains Energy completed its acquisition of GMO, the GMO Financial Statements reflect the Asset Sale Transactions as discontinued operations.  Attached hereto as Exhibit 99.2 is the unaudited pro forma condensed combined statement of income for the year ended December 31, 2008 for Great Plains Energy, reflecting the GMO acquisition subsequent to the Asset Sale Transactions (collectively, the “Pro Forma Financial Information”).  The underlying unaudited pro forma condensed consolidated statement of income for GMO, reflecting the Asset Sale Transactions, is also provided in the Pro Forma Financial Information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The KCP&L Greater Missouri Operations Company unaudited consolidated balance sheet as of June 30, 2008, and the related unaudited consolidated statements of income, comprehensive income, and cash flows for the six-month periods ended June 30, 2008 and 2007, reflecting the Asset Sale Transactions as discontinued operations, are filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

(b) Pro forma financial information

The Great Plains Energy Incorporated unaudited pro forma condensed combined statements of income for the year ended December 31, 2008, reflecting the KCP&L Greater Missouri Operations Company acquisition subsequent to the Asset Sale Transactions, and the underlying KCP&L Greater Missouri Operations Company unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2008, reflecting the Asset Sale Transactions, and notes thereto are filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.

(d) Exhibit No.

99.1	KCP&L Greater Missouri Operations Company unaudited consolidated financial statements described in Item 9.01(a).
99.2	Great Plains Energy Incorporated and KCP&L Greater Missouri Operations Company pro forma financial information described in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date:  May 11, 2009.

Exhibit Index

Exhibit No.	Title

99.1	KCP&L Greater Missouri Operations Company unaudited consolidated financial statements described in Item 9.01(a).
99.2	Great Plains Energy Incorporated and KCP&L Greater Missouri Operations Company pro forma financial information described in Item 9.01(b).